UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                  Submission of Matters to a vote of Security Holders.

On October 5, 2010, Isle of Capri Casinos, Inc. (the “Company”) held its Annual Meeting of Stockholders. The stockholders (1) elected nine members to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. In addition, the stockholders (2) ratified the Audit Committee’s selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year, approved the amendments to the Company’s Certificate of Incorporation (3) to increase authorized common stock, (4) to provide more detail with respect to the powers of the Board of Directors in connection with issuing preferred stock, (5) to fix a range for the number of Directors, (6) with respect to filling vacancies on the Board of Directors, (7) with respect to indemnification of directors, officers, employees and agents, (8) with respect to calling of special meetings of stockholders, (9) with respect to the redemption of shares of a disqualified holder and (10) approved the adoption of the Amended and Restated Certificate of Incorporation.

1.               The stockholders elected nine members to the Company’s Board of Directors, with voting as follows:

	Votes
Election of Directors	FOR	WITHHELD
W. Randolph Baker	23,962,449	1,396,082
Alan J. Glazer	24,002,074	1,356,457
Richard A. Goldstein	23,299,078	2,059,453
Jeffrey D. Goldstein	23,299,070	2,059,461
Robert S. Goldstein	23,300,395	2,058,136
Shaun R. Hayes	23,982,475	1,376,056
Gregory J. Kozicz	23,983,641	1,374,890
James B. Perry	23,113,918	2,244,613
Lee S. Wielansky	23,189,115	2,169,416

There were 5,186,800 broker non-votes.

2.               The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year, with voting as follows: 30,455,073 for, 84,642 against, 5,616 abstaining, 0 broker non-votes.

3.               The stockholders approved the amendment to the Company’s Certificate of Incorporation to increase authorized common stock, with voting as follows: 28,565,316 for, 1,940,330 against, 39,685 abstaining, 0 broker non-votes.

4.               The stockholders approved the amendment to the Company’s Certificate of Incorporation to provide more detail with respect to the powers of the Board of Directors in connection with issuing preferred stock, with voting as follows: 18,394,671 for, 6,933,329 against, 30,531 abstaining, 5,186,800 broker non-votes.

5.               The stockholders approved the amendment to the Company’s Certificate of Incorporation to fix a range for the number of Directors, with voting as follows: 28,955,460 for, 1,515,569 against, 74,302 abstaining, 0 broker non-votes.

6.               The stockholders approved the amendment to the Company’s Certificate of Incorporation with respect to filling vacancies on the Board of Directors, with voting as follows: 28,874,304 for, 1,581,252 against, 89,775 abstaining, 0 broker non-votes.

7.               The stockholders approved the amendment to the Company’s Certificate of Incorporation with respect to indemnification of directors, officers, employees and agents, with voting as follows: 28,915,611 for, 1,549,813 against, 79,907 abstaining, 0 broker non-votes.

8.               The stockholders approved the amendment to the Company’s Certificate of Incorporation with respect to calling of special meetings of stockholders, with voting as follows: 28,920,856 for, 1,550,482 against, 73,993 abstaining, 0 broker non-votes.

9.               The stockholders approved the amendment to the Company’s Certificate of Incorporation with respect to the redemption of shares of a disqualified holder, with voting as follows: 19,231,727 for, 6,097,683 against, 29,121 abstaining, 5,186,800 broker non-votes.

10.         The stockholders approved the adoption of the Amended and Restated Certificate of Incorporation, with voting as follows: 23,300,609 for, 7,174,080 against, 70,642 abstaining, 0 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: October 7, 2010	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and
Secretary